February 26, 2003

Managed Municipal Fund, Inc.
535 Madison Avenue, 30th Floor
New York, New York  10022

                        Re:  Managed Municipal Fund, Inc.
                             Post-Effective Amendment No. 17
                             FILE NO. 33-32819; ICA NO. 811-6023

Gentlemen:

     We hereby consent to the reference to our firm as Counsel in this Post-Effective Amendment No. 17 to Registration Statement No. 33-32819 on Form N-1A.


                                        Very truly yours,

                                        /s/ Kramer Levin Naftalis & Frankel LLP